UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K (this “Report”), at the 2024 Annual Meeting of Stockholders of Etsy, Inc. (“Etsy”) held on June 13, 2024 (the “Annual Meeting”), Etsy’s stockholders, upon recommendation of the Board of Directors of Etsy (the "Board of Directors"), approved Etsy’s 2024 Equity Incentive Plan (the “Plan”).

A description of the Plan is set forth in Etsy’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2024 in the section entitled “Proposal 4: Approval of 2024 Equity Incentive Plan,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 13, 2024, the Board of Directors approved the filing of a Certificate of Change of Registered Agent and/or Registered Office (the “Certificate of Change”) with the Secretary of State of the State of Delaware to change Etsy’s registered agent to United Agent Group Inc. and its registered office to 1521 Concord Pike, Suite 201, Wilmington, New Castle County, Delaware 19803. A copy of the Certificate of Change is attached as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The following is a description of each proposal that stockholders voted on at the Annual Meeting, as well as the number of votes cast.

Proposal 1 - Election of Directors
Each of the Class III director nominees to the Board of Directors was elected to serve until Etsy's 2027 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until he or she resigns, dies, or is removed from the Board of Directors.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Marla Blow	68,317,493	17,214,264	39,856	12,723,292
Gary S. Briggs	68,008,627	17,518,540	44,446	12,723,292
Melissa Reiff	66,203,328	19,328,150	40,135	12,723,292

Proposal 2 - Advisory Vote on Named Executive Officer Compensation
Stockholders approved, on an advisory basis, the compensation of Etsy's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,582,890	34,881,064	107,659	12,723,292

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Etsy’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
96,960,953	1,260,787	73,165

Proposal 4 - Vote to approve our 2024 Equity Incentive Plan

Stockholders approved Etsy's 2024 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,575,118	31,918,221	78,274	12,723,292

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change of Registered Agent and/or Registered Office
10.1	2024 Equity Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: June 18, 2024
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